UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2010
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
11 Musick
Irvine, CA 92618
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (949) 420-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
On May 5, 2010, Cardiogenesis Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2010. The press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Also on May 5, 2010, the Company held a conference call with analysts and investors to report its financial results for the quarter ended March 31, 2010. The transcript of the conference call is furnished as Exhibit 99.2 and is incorporated herein by reference.
The information in this Form 8-K, including Exhibits 99.1 and 99.2, are furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description

99.1	Press release of Cardiogenesis Corporation dated May 5, 2010.

99.2	Conference Call Transcript dated May 5, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: May 7, 2010	By:	/s/ William Abbott
William Abbott, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press release of Cardiogenesis Corporation dated May 5, 2010.

99.2	Conference Call Transcript dated May 5, 2010.